Schedule of Finite-Lived Intangible Assets Future Amortization Expense (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Net amortization of intangible assets
Remainder of 2016	$ 207
2017	410
2018	410
2019	410
2020	410
2021	410
2022 and beyond	444
Finite-Lived Intangible Assets, Net, Total	$ 2,701	$ 0	$ 2,050